UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2005

INVERNESS MEDICAL INNOVATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-16789	04-3565120
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts  02453
(Address of Principal Executive Offices)  (Zip Code)

(781) 647-3900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On June 28, 2005, Inverness Medical Innovations, Inc. issued a press release entitled  “Inverness Medical Innovations Announces Plan to Restate Previously Issued Financial Statements,” a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.  Additional disclosures relating to the matters discussed in the press release were included on Form 8-K Item 4.02, Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review, which was filed June 29, 2005.

Item 9.01.              Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description
*99.1	Press release, dated June 28, 2005, entitled “Inverness Medical Innovations Announces Plan to Restate Previously Issued Financial Statements”

*  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL
INNOVATIONS, INC.

Date: June 29, 2005	By:	/s/Jay McNamara
Jay McNamara
Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description
*99.1	Press release, dated June 28, 2005, entitled “Inverness Medical Innovations Announces Plan to Restate Previously Issued Financial Statements”

*  Filed herewith.